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EXHIBIT 32

                           SECTION 1350 CERTIFICATION

         In connection with the quarterly report of 5G Wireless Communications, Inc. ("Company") on Form 10-Q for the quarter ended September 30, 2005 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 14, 2005                                 /s/ Jerry Dix
                                                         -----------------------
                                                         Jerry Dix
                                                         Chief Executive Officer


Dated: November 14, 2005                                 /s/  Lawrence C. Early
                                                         -----------------------
                                                         Lawrence C. Early,
                                                         Chief Financial Officer